Exhibit 10.1

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this “Agreement”) is made as of June 27, 2018, by and among RIF I - DON JULIAN, LLC, a California limited liability company (“RIF I - Don Julian, LLC”), RIF I - LEWIS ROAD, LLC, a California limited liability company (“RIF I - Lewis Road, LLC”), RIF I - OXNARD, LLC, a California limited liability company (“RIF I - Oxnard, LLC”), RIF I - WALNUT, LLC, a California limited liability company (“RIF I - Walnut, LLC”), REXFORD BUSINESS CENTER - FULLERTON, LLC, a California limited liability company (“Rexford Business Center - Fullerton, LLC”), RIF III - IRWINDALE, LLC, a California limited liability company (“RIF III - Irwindale, LLC”), and REXFORD INDUSTRIAL - MADERA INDUSTRIAL, LLC, a Delaware limited liability company (“Rexford Industrial - Madera Industrial, LLC” and, together with RIF I - Don Julian, LLC, RIF I - Lewis Road, LLC, RIF I - Oxnard, LLC, RIF I - Walnut, LLC, Rexford Business Center - Fullerton, LLC, and RIF III - Irwindale, LLC, hereinafter individually and collectively, jointly and severally, called the “Borrower”) and REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation (hereinafter called the “Guarantor”), and BANK OF AMERICA, N.A., a national banking association (hereinafter called the “Lender”).

RECITALS:

WHEREAS, the Lender is the owner and holder of a Promissory Note dated as of July 24, 2013, executed and delivered by the Borrower and payable to the Lender in the original principal amount of $60,000,000 (as renewed, extended, modified, amended or restated from time to time, the “Note”), which Note evidences the Borrower’s obligations to the Lender in connection with a loan in the original principal amount of the Note (the “Loan”);

WHEREAS, the Note was issued pursuant to a Term Loan Agreement dated as of July 24, 2013, by and between the Lender, the Borrower and others (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”);

WHEREAS, the Borrower’s obligations under the Note are secured by, among other things, the following Deeds of Trust, Assignments, Security Agreements and Fixture Filings (individually, as amended, supplemented, modified, restated, renewed or extended from time to time, each a “Mortgage”, and collectively, as amended, supplemented, modified, restated, renewed or extended from time to time, the “Mortgages”):

(1)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated July 24, 2013, from RIF I - Don Julian, LLC in favor of Lender, and recorded on July 25, 2013 as Instrument No. 2013-1093952 of the Official Records of Los Angeles County, California covering certain real property and improvements thereon, more particularly described therein;

(2)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated July 24, 2013, from RIF I - Lewis Road, LLC in favor of Lender, and recorded on July 25, 2013 as Instrument No. 2013-725-00131339-0 of the Official Records of Ventura County, California covering certain real property and improvements thereof, more particularly described therein;

(3)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated July 24, 2013, from RIF I - Oxnard, LLC in favor of Lender, and recorded on July 25, 2013 as Instrument No. 2013-725-00131340-0 of the Official Records of Ventura County, California covering certain real property and improvements thereof, more particularly described therein;

(4)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated July 24, 2013, from RIF I - Walnut, LLC in favor of Lender, and recorded on July 25, 2013 as Instrument No. 2013-44012 of the Official Records of Orange County, California covering certain real property and improvements thereof, more particularly described therein;

(5)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated July 24, 2013, from RIF III - Irwindale, LLC in favor of Lender, and recorded on July 25, 2013 as Instrument No. 2013-1093958 of the Official Records of Los Angeles County, California covering certain real property and improvements thereof, more particularly described therein; and

(6)    Deed of Trust, Assignment, Security Agreement and Fixture Filing dated January 24, 2014, from Rexford Industrial - Madera Industrial, LLC in favor of Lender, and recorded January 29, 2014 as Instrument No. 20140129-0011123-0 of the Official Records of Ventura County, California covering certain real property and improvements thereof, more particularly described therein.

WHEREAS, the Borrower’s obligations under the Note are guaranteed by the Guarantor pursuant to a Guaranty Agreement dated as of July 24, 2013 (whether one or more, and as amended, supplemented, modified, restated or renewed from time to time, the “Guaranty”);

WHEREAS, the Borrower’s obligations under the Note and the other Loan Documents (hereinafter defined) are hereinafter collectively called the “Obligations;” the Note, the Mortgage, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Lender with respect thereto are hereinafter collectively called the “Liens;”

WHEREAS, all of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, are due and payable in full on August 1, 2019 (the “Maturity Date”), subject to the Borrower’s right to extend the Maturity Date to August 1, 2020 in accordance with the terms and conditions of Section 1A of the Note; and

WHEREAS, the Borrower and the Guarantor have requested Lender to extend the Maturity Date of the Note and to modify the terms and conditions of the Borrower’s right to extend such Maturity Date and to modify the Loan Documents in various other respects.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender now agree to extend the Maturity Date, and to make certain other modifications to the Loan Documents, all as more specifically set forth below.

1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.

2.Reaffirmation of Loan. Each Borrower reaffirms all of its obligations under the Loan Documents, hereby renews all of such obligations and promises to pay and perform the same as modified by this Agreement. Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Note or any other Loan Document. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

3.Modifications to Loan Agreement. Effective as of the Effective Date, the Loan Agreement is amended as follows:

(a)    A new Section 4.29, reading in its entirety as follows, is added to the Loan Agreement:

“4.29    Patriot Act Documentation. Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.”

(b)    Section 8.19 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Section 8.19    USA Patriot Act; KYC Notice.

Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the PATRIOT Act. Borrower shall, promptly following a request by Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.”

(c)    The following definitions are added to Schedule 1 of the Loan Agreement in the correct alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(d)    The definition of “Allocated Loan Amount” set forth in Schedule 1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Allocated Loan Amount” means,

(a)    with respect to the RIF I - Don Julian Property, Seventeen Million Four Hundred Eight Thousand Fifty Dollars ($17,408,050),

(b)     with respect to the RIF I - Lewis Road Property, Thirteen Million Four Hundred Twenty Thousand Dollars ($13,420,000),

(c)     with respect to the RIF I - Oxnard Property, Four Million Two Hundred Ninety Thousand Dollars ($4,290,000),

(d)     with respect to the RIF I - Walnut Property, Twelve Million Four Hundred Fifty- Two Thousand Dollars ($12,452,000),

(e)     with respect to the Rexford Industrial - Madera Property, Eight Million One Hundred Five Thousand Nine Hundred Dollars ($8,105,900), and

(f)     with respect to the RIF III - Irwindale Property, Eight Million Seven Hundred Forty-Five Thousand Dollars ($8,745,000).

4.Modifications to Note. Effective as of the Effective Date, the Note is amended as follows:

(a)    Section 1 of the Note is deleted in its entirety and replaced with the following:

“Section 1.    Payment Schedule and Maturity Date. The principal of this Note shall be due and payable in equal monthly installments of Sixty-Five Thousand Two Hundred Fifty and No/100 Dollars ($65,250.00) commencing on July 15, 2021 and continuing on the fifteenth (15th) calendar day of each succeeding month thereafter until maturity. Prior to maturity, accrued and unpaid interest shall be calculated from and including the fifteenth (15th) calendar day of each month through and including the fourteenth calendar day of the succeeding calendar month, and shall be due and payable, in addition to foregoing payment of principal, in arrears on the fifteenth (15th) calendar day of each calendar month commencing on July 15, 2018. The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents (as hereinafter defined), shall be due and payable in full on August 1, 2023 (the “Initial Maturity Date”), the final maturity of this Note, subject to Section 1A.”

(b)    The first sentence of Section 1A of the Note is deleted in its entirety and replaced with the following:

“Borrower shall have the right to extend the Initial Maturity Date of this Note to August 1, 2025 (the “Extended Maturity Date”), upon and subject to the following terms and conditions:”

(c)    Subsection 1A(a)(vi) of the Note is deleted in its entirety and replaced with the following:

“(vi)    Not later than the Initial Maturity Date, (A) Lender shall have been provided with updated title reports and appropriate title insurance endorsements shall have been issued as required by Lender, and (B) Borrower shall have paid to Lender a non-refundable extension fee in an amount equal to one hundred twenty-five one-thousandths of one percent (0.125%) of the current Net Commitment Amount of the Loan (defined below).”

(d)    Sections 3 and 3A of the Note are deleted in their entirety and replaced with the following:

“Section 3.    Interest Rate. The Principal Debt from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the applicable rate specified in Section 3.1 or Section 3.2 hereof. As used in this Section 3, the term “Principal Debt” means the aggregate unpaid principal balance of this Note at the time in question.

Section 3.1.    Interest Rate On Principal Debt Not Subject to Applicable Swap Contract. The provisions of this Section 3.1 apply to so much of the Principal Debt as to which the interest rate provisions of Section 3.2 do not, as of the date of calculation, apply.

(a)    LIBOR Daily Floating Rate; Computations. So much of the Principal Debt as to which the interest rate provisions of Section 3.2 do not apply and which is from day to day outstanding and which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the LIBOR Daily Floating Rate for that day plus one hundred seventy (170) basis points (the “Floating Rate”). For any day, the “LIBOR Daily Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to LIBOR, or a comparable or successor rate which rate is approved by Lender, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Lender from time to time), at or about 11:00 a.m., London time, two (2) LIBOR Business Days prior to such day, for U.S. Dollar deposits with a term of one (1) month commencing that day; provided that (i) to the extent a comparable or successor rate is approved by Lender in connection herewith, the approved rate will be applied in a manner consistent with market practice, provided, further that to the extent such market practice is not administratively feasible for Lender, such approved rate will be applied in a manner as otherwise reasonably determined by Lender; and (ii) if the LIBOR Daily Floating Rate shall be less than zero, such rate will be deemed zero for purposes of this Section 3.1. “LIBOR” means the London Interbank Offered Rate. “LIBOR Business Day” means a Business Day which is also a London Banking Day. “London Banking Day” means any day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank eurodollar market. All computations of interest for the Alternative Rate (as hereinafter defined) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). To the extent that any calculation of interest or any fee required to be paid hereunder shall be less than zero, such rate shall be deemed zero for purposes of this Section 3.1.

(b)    Illegality. If Lender determines that for any reason, any Law has made it unlawful, or that any Governmental Authority (as defined in Section 7) has asserted that it is unlawful, for Lender to make, maintain or fund loans whose interest is determined by reference to the LIBOR Daily Floating Rate, or to determine or charge interest rates based upon the LIBOR Daily Floating Rate, or any Governmental Authority has imposed material restrictions on the authority of Lender to purchase or sell, or to take deposits of, U.S. Dollars in the London interbank eurodollar market, then, on notice thereof by Lender to Borrower, any obligation of Lender to provide the Floating Rate shall be suspended, until Lender notifies Borrower that the circumstances giving rise to such determination no longer exist. During the period of any such suspension, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Alternative Rate for that day plus seventy (70) basis points per annum.

(c)    Inability to Determine Rate. If Lender determines that for any reason, (i) U.S. Dollar deposits are not being offered to banks in the London interbank eurodollar market in the outstanding amount of the Loan for terms equal to one (1) month (in each case with respect to this clause (i), “Impacted Principal”), (ii) adequate and reasonable means do not exist for determining the LIBOR Daily Floating Rate with respect to the Loan, or (iii) the Floating Rate does not adequately and fairly reflect the cost to Lender of funding the Loan, Lender will promptly so notify Borrower. Thereafter, the obligation of Lender to provide the Floating Rate shall be suspended until Lender revokes such notice. During the period of any such suspension, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Alternative Rate for that day plus seventy (70) basis points per annum. Notwithstanding the foregoing, if Lender has made the determination described in clause (i) of this Section 3.1(c) and Borrower shall so request, Lender and Borrower shall negotiate in good faith to amend the definition of “LIBOR Daily Floating Rate” and other applicable provisions to preserve the original intent thereof in light of such change; provided that until so amended, such Impacted Principal will be handled as otherwise provided pursuant to this Section 3.1(c).

(d)    LIBOR Successor Rate. Notwithstanding anything to the contrary in this Note or any other Loan Documents, if Lender determines (which determination shall be conclusive absent manifest error), or if Borrower notifies Lender that Borrower has determined, that:

(i)    adequate and reasonable means do not exist for ascertaining LIBOR with respect to the Loan, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or

(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, as used in this Section 3.1 only, the “Scheduled Unavailability Date”); or

(iii)    bilateral portfolio commercial real property loans currently being executed, or that include language similar to that contained in this Subsection, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by Lender, or receipt by Lender of such notice from Borrower, as applicable, Lender and Borrower may amend this Note to replace LIBOR with an alternative benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein, giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated bilateral portfolio commercial real property loans for such alternative benchmarks (any such proposed rate, as used in this Section 3.1 only, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes.

If no LIBOR Successor Rate has been determined and the circumstances under subsection (i) of this Section 3.1(d) exist or the Scheduled Unavailability Date has occurred (as applicable), Lender will promptly so notify Borrower. Thereafter, Lender’s obligation to provide the Floating Rate shall be suspended, and the Loan shall bear interest at the Alternative Rate for that day plus seventy (70) basis points.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Note, provided, however, that at any time while a Swap Contract or a Third Party Swap Contract (whether one or more) is in effect in conformity with the terms of the Loan Agreement and has been pledged to the Lender pursuant to Section 2 of Schedule 7 of the Loan Agreement as collateral for the Obligations (as defined in the Loan Agreement), the provisions of this sentence shall not apply to that portion of the Loan in an aggregate outstanding amount equal to the aggregate notational amount of all such pledged Swap Contracts or Third Party Swap Contracts.

(e)    Additional Defined Terms. In addition to other terms defined herein, as used in this Section 3.1 only, the following terms shall have the meanings indicated, unless the context otherwise requires:

“Alternative Rate” means, for any day, a fluctuating rate per annum equal to the higher of (i) the Federal Funds Rate plus fifty (50) basis points, and (ii) the rate of interest in effect for such day as publicly announced from time to time by Lender as its “Prime Rate.”

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions as determined by Lender.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page Lender designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by Lender from time to time).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternative Rate, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Lender in consultation with Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Lender determines in consultation with Borrower).

“Prime Rate” is a rate set by Lender based upon various factors including Lender’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such Prime Rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change.

Section 3.2.    Interest Rate On Principal Debt Subject to Applicable Swap Contract. The provisions of this Section 3.2 apply to that portion of the Principal Debt (i) in an aggregate outstanding amount equal to the aggregate notational amount of all Swap Contracts and Third Party Swap Contracts (as such terms are defined in the Loan Agreement) which are then in effect in conformity with the terms of the Loan Agreement and have been pledged to the Lender pursuant to Section 2 of Schedule 7 of the Loan Agreement as collateral for the Obligations (as defined in the Loan Agreement), and (ii) as to which Borrower has given Lender written notice that it elects to have interest on such amount bear interest in accordance with this Section 3.2 (Swap Contracts and Third Party Swap Contracts meeting the requirements of the foregoing clauses (i) and (ii) are referred to herein as “Applicable Swap Contracts”). Such election shall become effective three (3) LIBOR Business Days (as hereinafter defined) after the conditions specified in the immediately preceding sentence have been satisfied and shall terminate with respect to the amount of the Principal Debt which was subject to an Applicable Swap Contract at such time as such Applicable Swap Contract is no longer in effect.

(a)    LIBOR Monthly Floating Rate. Subject to the terms and conditions hereof, the Principal Debt from day to day outstanding for which an Applicable Swap Contract is then in place and which is not past due shall bear interest at a rate per annum equal to the LIBOR Rate (as hereinafter defined). The LIBOR Rate shall be adjusted on each Interest Rate Change Date. The LIBOR Rate shall remain fixed until the next Interest Rate Change Date. As used in this Section 3.2 only, the following terms have the meanings indicated.

“Adjusted LIBOR Rate” means the rate equal to the quotient obtained by dividing (i) the applicable LIBOR Monthly Floating Rate by (ii) 1.00 minus the LIBOR Reserve Percentage.

“Interest Rate Change Date” means the first Business London Banking Day of each month.

“LIBOR” means the London Interbank Offered Rate.

“LIBOR Margin” means one hundred seventy (170) basis points.

“LIBOR Monthly Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to LIBOR, or a comparable or successor rate which rate is approved by Lender, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Lender from time to time), at or about 11:00 a.m., London time, two (2) London Banking Days prior to the most recent Interest Rate Change Date, for U.S.

Dollar deposits with a term of one (1) month commencing on such Interest Rate Change Date; provided that to the extent a comparable or successor rate is approved by Lender in connection herewith, the approved rate will be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for Lender, such approved rate will be applied in a manner as otherwise reasonably determined by Lender.

“LIBOR Rate” means a simple rate per annum equal to the sum of the LIBOR Margin plus the Adjusted LIBOR Rate.

“London Banking Day” means any day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

(b)    Computations and Determinations. All computations of interest for the Base Rate (as hereinafter defined) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Lender shall determine each interest rate in accordance with this Note and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Lender shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lender from time to time under this Note, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents. Lender neither warrants, nor accepts responsibility, nor shall Lender have any liability with respect to the administration, submission or any other matter related to the rates in the definitions of “LIBOR Rate” or “LIBOR Monthly Floating Rate” or with respect to any comparable or successor rate thereto.

(c)    Illegality. If Lender determines that for any reason, any Law has made it unlawful, or that any Governmental Authority (as defined in Section 7) has asserted that it is unlawful, for Lender to make, maintain or fund loans whose interest is determined by reference to the LIBOR Monthly Floating Rate, or to determine or charge interest rates based upon the LIBOR Monthly Floating Rate, or any Governmental Authority has imposed material restrictions on the authority of Lender to purchase or sell, or to take deposits of, U.S. Dollars in the London interbank eurodollar market, then, on notice thereof by Lender to Borrower, any obligation of Lender to provide the Floating Rate shall be suspended, until Lender notifies Borrower that the circumstances giving rise to such determination no longer exist. During the period of any such suspension, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Base Rate for that day.

(d)    Inability to Determine Rate. If Lender determines that for any reason, (i) U.S. Dollar deposits are not being offered to banks in the London interbank eurodollar market in the outstanding amount of the Loan for terms equal to one (1) month (in each case with respect to this clause (i), “Impacted Principal”), (ii) adequate and reasonable means do not exist for determining the LIBOR Monthly Floating Rate with respect to the Loan, or (iii) the LIBOR Rate does not adequately and fairly reflect the cost to Lender of funding the Loan, Lender will promptly so notify Borrower. Thereafter, the obligation of Lender to provide the Floating Rate shall be suspended until Lender revokes such notice. During the period of any such suspension, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Base Rate for that day. Notwithstanding the foregoing, if Lender has made the determination described in clause (i) of this Section 3.2(d) and Borrower shall so request, Lender and Borrower shall negotiate in good faith to amend the definition of “LIBOR Monthly Floating Rate” and other applicable provisions to preserve the original intent thereof in light of such change; provided that until so amended, such Impacted Principal will be handled as otherwise provided pursuant to this Section 3.2(d).

(e)    LIBOR Successor Rate. Notwithstanding anything to the contrary in this Note or any other Loan Documents, if Lender determines (which determination shall be conclusive absent manifest error), or if Borrower notifies Lender that Borrower has determined, that:

(i)    adequate and reasonable means do not exist for ascertaining LIBOR with respect to the Loan, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or

(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, as used in this Section 3.2 only, the “Scheduled Unavailability Date”); or

(iii)    bilateral portfolio commercial real property loans currently being executed, or that include language similar to that contained in this Subsection, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by Lender, or receipt by Lender of such notice from Borrower, as applicable, Lender and Borrower may amend this Note to replace LIBOR with an alternative benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein, giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated bilateral portfolio commercial real property loans for such alternative benchmarks (any such proposed rate, as used in this Section 3.2 only, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes.

If no LIBOR Successor Rate has been determined and the circumstances under subsection (i) of this Section 3.2(e) exist or the Scheduled Unavailability Date has occurred (as applicable), Lender will promptly so notify Borrower. Thereafter, Lender’s obligation to provide the LIBOR Rate shall be suspended, and the Loan shall bear interest at the Base Rate for that day.

(f)    Additional Defined Terms. In addition to other terms defined herein, as used in this Section 3.2 the following terms shall have the meanings indicated, unless the context otherwise requires:

“Base Rate” means, on any day, a fluctuating rate per annum equal to the Base Rate Margin plus the highest of: (i) the rate of interest in effect for such day as publicly announced from time to time by Lender as its “Prime Rate,” (ii) the LIBOR Daily Floating Rate for that day plus one hundred (100) basis points, or (iii) the Federal Funds Rate for that day plus fifty (50) basis points.

“Base Rate Margin” means seventy (70) basis points per annum.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions as determined by Lender.

“LIBOR Daily Floating Rate” means, for any day, a fluctuating rate of interest per annum equal to LIBOR, or a comparable or successor rate which rate is approved by Lender, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Lender from time to time), at or about 11:00 a.m., London time, two (2) London Banking Days prior to such day, for U.S. Dollar deposits with a term of one (1) month commencing that day; provided that (i) to the extent a comparable or successor rate is approved by Lender in connection herewith, the approved rate will be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for Lender, such approved rate will be applied in a manner as otherwise reasonably determined by Lender.

“LIBOR Reserve Percentage” means, for any day that percentage (expressed as a decimal, carried out to five decimal places) which is in effect on such day, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including marginal, emergency, supplemental, special and other reserves) applicable to member banks of the Federal Reserve System, in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the LIBOR Rate is determined), whether or not Lender has any Eurocurrency liabilities or such requirement otherwise in fact applies to Lender. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page Lender designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by Lender from time to time).

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definitions of Base Rate and Interest Rate Change Date, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Lender in consultation with Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Lender determines in consultation with Borrower).

“Prime Rate” is a rate set by Lender based upon various factors including Lender’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such Prime Rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change.”

5.Conditions Precedent to Closing. Before this Agreement and the other Modification Documents become effective and any party becomes obligated hereunder or thereunder, all of the following conditions shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Lender in the exercise of Lender’s sole judgment:

(a)    Lender’s receipt of this Agreement and all other additional documents reasonably required by Lender in connection with the modification of the Loan duly executed by Borrower and Guarantor as applicable;

(b)    Lender’s receipt of a standard flood hazard determination form for the Property, and if applicable, evidence of flood insurance coverage (including contents coverage, as applicable) satisfactory to Lender;

(c)    The Title Company shall have issued, or shall have irrevocably committed to Lender’s reasonable satisfaction to issue, such endorsements to Lender’s existing policies of title insurance on the Property as Lender shall require;

(d)    Borrower shall have paid the Lender a non-refundable extension fee of One Hundred Thirty-One Thousand Six Hundred Twenty-Three and 31/100 Dollars ($131,623.31);

(e)    Borrower shall have paid the Lender all documented fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s outside counsel and all recording fees, taxes and charges;

(f)    No Event of Default or Default under any of the Loan Documents shall exist and be continuing as of the date hereof;

(g)    All of the representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the effective date hereof except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct in all material respects on and as of such earlier date);

(h)    At least five (5) days prior to the Effective Date: (i) Borrower shall have provided to Lender, and Lender shall be reasonably satisfied with, the documentation and other information requested by Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act; and (ii) any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver to Lender a Beneficial Ownership Certification in relation to such Borrower, and the information included in such Beneficial Ownership Certification shall be true and correct in all respects; and

(i)    No material adverse change shall have occurred in the financial condition or operation of Borrower or Guarantor since the most recent financial statements were delivered to Lender.

Notwithstanding the date of this Agreement, the Effective Date of this Agreement is June 29, 2018, the date when the foregoing Conditions Precedent were either satisfied or waived by Lender.

6.Balance. As of June 22, 2018, the outstanding principal balance of the Note is Fifty-Eight Million Four Hundred Ninety-Nine Thousand Two Hundred Fifty and No/100 Dollars ($58,499,250.00).

7.Borrower’s Representations and Warranties. The Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents, and further represents and warrants that (a) each Borrower, either individually or together with another Borrower, is the sole legal and beneficial owner of its Property; (b) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any Borrower’s certificate of formation, articles of organization or operating agreement (as applicable), and to Borrower’s knowledge, any contract, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and, to the Borrower’s knowledge, do not violate or contravene any law, order, decree, rule, regulation or restriction to which the Borrower or the Property is subject; (c) this Agreement constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms; (d) the execution and delivery of, and performance under, this Agreement are within the Borrower’s power and authority, have been duly authorized by all requisite action (including the consent of any other party whose consent is required); (e) there exists no default under the Note or any other Loan Document; and (f) to the Borrower’s knowledge there are no offsets, claims, counterclaims, cross-claims or defenses with respect to the Obligations. The Borrower further represents and warrants that, to the Borrower’s knowledge and except as disclosed in writing to the Lender, there are no suits, judicial or administrative actions, claims, investigations, inquiries, proceedings or demands pending or threatened in writing against (i) the Borrower, or against any other person liable directly or indirectly for the Obligations, or (ii) which affects the Property or the Borrower’s title to its Property, or (iii) which affects the validity, enforceability or priority of any of the Loan Documents. The Borrower agrees to indemnify and hold the Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, attorneys’ fees) incurred as a result of any representation or warranty made by the Borrower herein which proves to be untrue or inaccurate in any material respect, and any such occurrence shall constitute a default under the Loan Documents.

8.Release.

(a)    The Borrower and the Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against the Lender and its successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Mortgage which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrower and/or the Guarantor in connection with the Loan, (b) was or is in any way involved with the Borrower and/or the Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrower, the Guarantor or any third party or parties in favor of the Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrower and the Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys of Lender.

(b)    Borrower and Guarantor each agrees and acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agrees that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.

(c)    Borrower and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:

Section 1542. (General Release - Claims Extinguished.) A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Borrower and Guarantor each expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Each of Borrower and Guarantor has executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.

(d)    Notwithstanding anything to the contrary in this Section 8, Released Claims shall not include any Claims which, as of the date hereof, neither Borrower nor Guarantor knows to exist in its or their favor and which result from the gross negligence, fraud, illegal acts, intentional misrepresentation or willful misconduct on the part of Lender.

9.Course of Dealing. The Lender and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower or Lender directly or indirectly limit, impair or otherwise adversely affect any of Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.

10.Renewal; Lien Continuation; No Novation. The Borrower hereby renews the Obligations and promises to pay and perform all Obligations as modified by this Agreement. The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, as modified hereby. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.

11.Default. A default under this Agreement shall constitute a default under the Note and other Loan Documents.

12.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.

13.Reaffirmation of Guaranty. Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with the Lender that the Guaranty is and shall continue in full force and effect for the benefit of Lender with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of the Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that without this consent and reaffirmation, the Lender would not execute this Agreement or otherwise consent to its terms.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement under seal as of the day and year first hereinabove written.

LENDER:

BANK OF AMERICA, N.A.,
a national banking association

By:	/s/ Faina Birger
Name:	Faina Birger
Title:	SVP

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BORROWER:

RIF I - DON JULIAN, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO

RIF I - LEWIS ROAD, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO

RIF I - OXNARD, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO
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RIF I - WALNUT, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO

REXFORD BUSINESS CENTER - FULLERTON, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO

RIF III - IRWINDALE, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO
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REXFORD INDUSTRIAL - MADERA
INDUSTRIAL, LLC,
a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Adeel Khan
		Name:	Adeel Khan
		Title:	CFO

GUARANTOR:

REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation

By:	/s/ Adeel Khan
Name:	Adeel Khan
Title:	CFO